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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ====================

                                   FORM 8-K

                             ====================

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               December 11, 1999
                          ____________________________
                Date of report (Date of earliest event reported)

                         ASSISTED LIVING CONCEPTS, INC.

             (exact name of registrant as specified in its charter)


           NEVADA                           1-13498                         93-1148702
_______________________________       ______________________      _______________________________
(State or other jurisdiction of       Commission File Number               (I.R.S. Employer
 incorporation or organization)                                          Identification Number)

         11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
       _________________________________________________________________
              (Address of Principal Executive Offices) (Zip Code)

                                 (503) 252-6233
       _________________________________________________________________
              (Registrant's telephone number, including area code)

                                 Not Applicable
       _________________________________________________________________
         (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

On December 11, 1999, the Board of Directors of Assisted Living Concepts, Inc. (the "Company") approved an amendment to the Company's By-Laws. The amendment deleted the provision of the By-Laws that required the Company to hold a special meeting of the stockholders at the written request of a majority of the voting power of the Company's stock. It also deleted the provision of the By-Laws that permitted the stockholders of the Company to take action by written consent.

A copy of the amendment is filed as an exhibit to this Report on Form 8-K.
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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a) and (b) None.

(c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

            3.  Amendment to the By-Laws of the Company.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ASSISTED LIVING CONCEPTS, INC.



                                         By: /s/ Sandra Campbell
                                             -----------------------
                                             Name:  Sandra Campbell
                                             Title: Senior Vice President,
                                                    General Counsel and
                                                    Secretary


Date: December 15, 1999
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                                 EXHIBIT INDEX

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
EXHIBIT NO.                      DOCUMENT DESCRIPTION
3.                      Amendment to the By-Laws of the Company.
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